Rule 497(e)

Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Merger Arbitrage ETF

(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information

Dated March 22, 2022

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective March 18, 2022, Jeff O’Brien and Daniel Lancz are no longer portfolio managers of the Fund. Michael Peck, Brian Murphy and Michael Grayson will continue to serve as portfolio managers of the Fund.

Please Keep this Supplement with your Fund ProspecTUS and Statement of Additional Information for Future Reference